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                                                                    EXHIBIT 10.3

                            APPROVAL BY DIRECTORS OF
                         BANCWEST FINANCIAL CORPORATION
                                       AND
                                BANK OF THE WEST


        The undersigned, all of the members of the Board of Directors of Bancwest Financial Corporation ("Bancwest") and its wholly owned subsidiary, Bank of the West, approve the Agreement and Plan of Merger, dated November 10, 1998 (the "Plan"), between United Security Bancorporation, Bancwest and Bank of the West and, except as otherwise required by applicable law, including, without limitation, their fiduciary duties to Bancwest's shareholders, agree to (a) vote their shares in favor of the transactions contemplated by the Plan, (b) recommend to the shareholders of the Bank that they approve the Plan, and (c) refrain from any actions or omissions inconsistent with such transactions or recommendation.

        This Approval may be executed in one or more facsimile counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same document.




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Harold Cochran                         Mark Graves




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Wes Colley                             Allen Ketelson




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David Frame                            Norm McKibben